September 30, 1999

semi-annual

report

Calvert
New africa fund

Calvert
New Africa Fund

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Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund
information to shareholders. It is
not authorized for distribution to
prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
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Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
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Maryland Muni. Intermediate Portfolio
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Taxable Bond Funds
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CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
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New Africa Fund




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Table
of
Contents
President's Letter
1
Portfolio
Manager Remarks
2
Statement
of Net Assets
4
Statement
of Operations
6
Statements
of Changes in
Net Assets
7
Notes to
Financial Statements
8
Financial Highlights
11
Y2K Update
13

Dear Shareholders:
1999 may be characterized as a year of
changing fortunes. We have witnessed a
strong recovery in the markets of Asia and the Far East, while European markets have enjoyed mixed blessings. At home, top performing stocks were again concentrated by capitalization range and industry group, with large-capitalization companies, technology, and internet stocks fueling the advance. Other categories, such as small cap stocks and health care stocks, have lagged these advances.

We have seen a watchful Federal Reserve
raise interest rates in response to
the lessening of global liquidity concerns and rising price pressures -- the latter being a downside to the benefit of low unemployment.
On the whole, the current economic
environment is very positive, but in any environment -- particularly one marked by volatility such as today's -- investor discipline is more important than ever. In reviewing our recently redesigned Web site, www.calvert.com, you will see that we now offer more interactive information tools to help you make the most informed decisions.
As always, we encourage you to make
decisions based on your financial objectives and tolerance for risk. You should routinely review your asset allocation to be sure you are positioned at a comfortable risk level.
Your financial professional can suggest
strategies that keep you on track to meet long-term financial objectives.

We appreciate your investment in Calvert
Group funds and look forward to helping you meet your financial goals.

Sincerely,
Barbara J. Krumsiek
President and CEO
October 27, 1999

Portfolio Statistics
September 30, 1999
Investment Performance

                 6 Months12 Months
                    ended  ended
                  9/30/999/30/99
New Africa Fund,
Class A                           (23.90%)
(28.98%)
MSCI South
Africa Index GD    11.59% 32.33%
Lipper Emerging
Markets Funds
Average                             16.55%
42.73%

Ten Largest Stock Holdings

                         % of Net Assets
Illovo Sugar                          8.2%
Sechaba Brewery             8.1%
Societe National Des
  Telecommunication         7.7%
Commercial Int'l Bank       7.0%
Social Security Bank        5.9%
Standard Bank Investment    5.2%
Anglo Amer Platinum         5.0%
Orascom Construction        5.0%
Guiness Ghana               5.0%
Aluworks                              4.5%
Total                                61.6%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.


Sources: Lipper Analytical Services, Inc.
and Bloomberg

Clifford Mpare
of
New Africa Advisers
How did the Fund perform relative to its benchmark?
For the six months ended September 30, 1999, the Calvert New Africa Fund, Class A ("the
Fund") had a return of (23.90%) compared to 11.59% for the Morgan Stanley South Africa
Index ("the benchmark").

How did current events effect your strategy for the Fund?

The Fund's under-performance relative to the benchmark was the result of the continued underweight position in South Africa and an overweight position in Kenya, Ghana, and Egypt whose markets returned (27.95%),
(18.92%) and (6.90%) respectively for the period. The lack of exposure to the resource and non-resource mining sectors especially gold, hurt the Fund's relative performance.
The Fund had no exposure in Zimbabwe,
Mauritius, or
Morocco.
While a majority of the Fund's South African holdings are attractively-valued small capitalization financial and industrial stocks, they have not received the same positive foreign investor sentiment and re-rating that the South African resource mining sector has experienced. We are carefully trading out of some of the smaller non-South African holdings to increase our exposure in South Africa.
Where do you see African markets and
economies heading in the future?

The investment team continues to be bullish on the South African economy and its market
-- notwithstanding the risks of a global economic slowdown and Wall Street's demanding valuations. We expect that the next surge in the market will be commodity driven because of the positive outlook for global economic growth. U.S. and European growth also bode well for mining stock prices. Clearly the South
African market is undervalued relative to other emerging markets with similar fundamentals. Moreover, the repo and prime rates continue to decline without triggering pressure on the Rand.
We will continue to restructure the Fund over the next six months as we gain exposure to most of the sectors represented in the benchmark. Over the next three months, the investment team expects resource stocks to continue to outperform because of the positive outlook for global economic growth.
Therefore in order to increase the Fund's exposure to the resource sector, exposure to the small capitalization financial and industrial stocks will be reduced but not eliminated. By the end of next quarter we will be raising the Fund's weights in large capitalization financials and industrials at the expense of resource stocks.
The investment team believes that this
strategy should allow the Fund to
participate in the expected upward trend in South African market and it should reduce the tracking error of the Fund relative to the benchmark.
Given the performance of the Fund relative to the benchmark over the past year, it is quite understandable that clients would be concerned about the Fund's short-term performance. However, we believe that emerging markets stand to outperform the developed markets of the world, and that South Africa will be a direct beneficiary of this re-rating. We therefore urge clients to stay the course.
October 27, 1999

Portfolio Statistics
September 30, 1999

Top Five Economic Sectors

                         % of Market Value
Banking
18.05%
Beverages                           12.56%
Food                      10.62%
Construction                         8.05%
Communications             7.34%

Portfolio Characteristics

               New Africamsci south
                     Fundafrica index
Number of Stocks       31     46
Median Market
Capitalization ($mil) 140    N/A
(by portfolio weight)
Price/Earnings
Ratio                       7.67     14.02

Yield                      5.85%     2.06%
(return on capital investment)

Volatility Measure

               New Africamsci south
                     Fundafrica index
Beta                 0.71   1.05
(Measure of volatility compared to the S&P
500 Stock Index (beta of 1). The higher the beta, the higher the risk and potential reward.)

Source: Vestek Systems, Inc.

Statement Of Net Assets
September 30, 1999

Equity Securities - 106.0%          Shares
Value
Botswana - 10.4%
Sechaba Brewery          422,200 $452,546
Sefalana Holdings Company         105,300
125,537

578,083

Egypt - 16.3%
Arabian International Construction *
42,528           178,967 Commercial
International            40,850   390,705
Egyptian Starch & Glucose Manufacturing
Company
125  1,138
  MISR Duty Free Shop Company      13,675
60,070 Orascom Construction *      22,000
280,899
                                   911,779

Ghana - 15.4%
Aluworks                          272,630
252,334 Ashanti Goldfields Limited (GDR) *
1    8     Guinness Ghana         790,000
277,963 Social Security Bank      450,000
330,000
                                   860,305

Ivory Coast - 7.7%
Societe National Des Telecommunication
10,200            431,020

Kenya - 6.2%
Kenya Power & Lighting Company    154,434
193,917 Uchumi Supermarkets       257,492
154,995
                                   348,912

South Africa - 50.0%
Absa Group                         47,400
185,573 Adock Ingram (N Shares) *
2    5 African Church * ^ #         2,500
62,500 African Church (Convertible
Preferred) * ^ #    2,500 62,500Allied Techs
39,300            83,805 Anglo American
Platinum                 10,600   281,136
Boe Limited              166,000  121,959
Brait SA                           67,800
214,611 Chariot Holdings *          6,919
46   City Lodge Hotels        1         2
Education Investment     281,100  165,312
Illovo Sugar             397,700  457,165
Liberty Life Associates  18,600   145,639
Nu World Holdings *      117,500  210,433
Mossie Holdings * ^          25   168,263
Malope Foods *           153,150   34,444
Standard Bank Investment 90,114   288,244
Theta Group Limited      90,100   144,851
Fusion Capital *         716,700   161,190
                                 2,787,678


Equity Securities - (Cont'd)        Shares
Value
United States - 0.0%
Leisureplanet Holding Limited           4
$16

  Total Equity Securities (Cost $7,036,396)
5,917,793

TOTAL INVESTMENTS (Cost $7,036,396) - 106.0%
5,917,793                       Other assets
and liabilities, net - (6.0%)    (333,428)
       Net Assets - 100%        $5,584,365

Net Assets Consist Of :
Paid-in capital applicable to the following
outstanding shares of
common stock, $.01 par value with
250,000,000 shares authorized   for Class A,
B and C combined:
Class A : 738,106 shares outstanding
$8,853,926 Class B : 10,063 shares
outstanding                       101,466
Class C : 1,945 shares outstanding
18,768 Undistributed net investment income
(loss)            (9,388)Accumulated net
realized gain (loss) on investments
and foreign currencies          (2,249,935)
Net unrealized appreciation (depreciation)
on investments           and assets and
liabilities in foreign currencies
(1,130,472)

     Net Assets                 $5,584,365

Net Asset Value Per Share
Class A (based on net assets of $5,495,609)
$7.45
Class B (based on net assets of $74,390)
$7.39
Class C (based on net assets of $14,366)
$7.39

* Non-income producing.

^ This security was valued by the Board of Directors. See Note A.

# See Note B.

See notes to financial statements.

Statement of Operations
six months Ended September 30, 1999

Net Investment Income
Investment Income
  Dividend income (net of foreign taxes of
$11,659)                 $170,240
  Interest income                 (32,386)
     Total investment income
137,854

Expenses
  Investment advisory fee
54,308
  Transfer agency fees and expenses
23,264
  Distribution Plan expenses:
     Class A                         8,936
     Class B                           391
     Class C                            70
  Directors' fees and expenses
11,989
  Accounting Fees                   14,876
  Custodian fees                    32,080
  Registration fees                 20,671
  Reports to shareholders
6,489
  Professional fees                 14,704
  Organizational expenses
6,826
  Miscellaneous                      2,699
     Total expenses                197,303
     Reimbursement from Advisor:
       Class A                    (39,957)
Class B                            (6,319)
       Class C                     (6,042)
     Fees paid indirectly
(25,887)
       Net expenses                119,098

       Net Investment Income (Loss)
18,756

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
     Investments                 (314,492)
     Foreign currency transactions
(31,814)
                                 (346,306)
Change in unrealized appreciation or
(depreciation) on:
     Investments and foreign currencies
(1,603,871)
     Assets and liabilities denominated in
foreign currencies
672
                                (1,603,199)

       Net Realized and Unrealized Gain
       (Loss)                   (1,949,505)

       Increase (Decrease) in Net Assets
       Resulting From Operations
(1,930,749)


See notes to financial statements.

Statements of Changes in Net Assets

                         Six Months EndedY
ear Ended
                         September 30,March
31,
Increase (Decrease) in Net Assets
1999 1999
Operations
  Net investment income (loss)     $18,756
$(84,113)                Net realized gain
(loss)          (346,306)(1,307,045)
  Change in unrealized appreciation or
(depreciation)
(1,603,199)   (1,778,547)

     Increase (Decrease) in Net Assets
     Resulting From Operations  (1,930,749)
(3,169,705)

Capital share transactions:
  Shares sold:
     Class A             910,716   954,326
     Class B             179,922    77,900
     Class C               5,702    14,509
  Redemption fees:
     Class A                   -     1,576
  Shares redeemed:
     Class A             (2,046,696)(871,5
40)
     Class B             (153,986)    ----
     Class C             (1,000)      ----
Total capital share transactions
(1,105,342)       176,771

Total Increase (Decrease) in Net Assets
(3,036,091)   (2,992,934)

Net Assets
Beginning of period      8,620,45611,613,390
End of period (including undistributed net
investment
  income (loss) of ($9,388) and ($28,144),
respectively)
$5,584,365     $8,620,456


Capital Share Activity
Shares sold
     Class A             112,769    82,112
     Class B              20,171     7,297
     Class C                 650     1,398
Shares redeemed
     Class A             (246,882)(80,307)
     Class B             (17,405)     ----
     Class C               (103)      ----
Total capital share activity     (130,800)
10,500

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert New Africa Fund (the
"Fund"), the sole series of Calvert New
World Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on December 22, 1994 and began operations on April 12, 1995.
Effective June 1, 1998, the Fund began
to offer three classes of shares, each with different expense levels and sales charges.
Class A shares of capital stock are sold with a maximum front-end sales charge of 4.75%. This is a change from the former charge of 2.5%. In addition, the redemption fee charge of 2% for shares held less than two years was eliminated. Class B shares of capital stock are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class B shares at the time of redemption, depending on how long you have owned the shares. Class C shares of capital stock are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class C shares sold within one year. Class B and C shares have higher expenses than Class A shares, including higher
Distribution Plan expenses. Effective June
1, 1998, the Distribution Plan for Class A was changed from .75% to .25%, based on the classes' average daily net assets. Class B and C Distribution Plans are 1.00%.
Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price.
Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker.
Foreign security prices, furnished by
quotation services in the security's local currency, are translated using the current
U. S. dollar exchange rate. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
In determining fair value, the Board
considers all relevant qualitative and
quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.
At September 30, 1999, $293,263 or 5.25% of
net assets, were valued by the Board of
Directors.
Security Transactions and Investment Income:
Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.
Dividend income is recorded on the ex-
dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund's accounting records are maintained in U. S.
dollars. For valuation of assets and
liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassification's are made within the
Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: Charges to shareholders for redemption of shares held for less than two years are used to defray the Fund's cost of shares redeemed. The redemption fee charge was eliminated effective June 1, 1998.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.
Federal Income Taxes: No provision for
federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the
Internal Revenue Code and to distribute
substantially all of its earnings.
Organization Expenses: Expenses incurred in the organization of the Fund are capitalized and amortized over a five year period.
Note B - Related Party Transactions
Calvert-Sloan Advisers, L.L.C. (the
"Advisor") is jointly owned by Calvert
Group, Ltd. (which is indirectly wholly-owned by Ameritas Acacia Mutual Holding
Company) and Sloan Holdings, Inc. The
Advisor provides
investment advisory services and pays the salaries and fees of officers and affiliated
Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.50% of the Fund's average daily net assets. Under the terms of the agreement, $15,873 was payable at period end.
The Advisor contractually reimbursed the
Fund for expenses of $52,318.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A
Distribution Plan, adopted by the
shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Under the terms of the agreement, $1,236 was payable at period end.
The Distributor received $1,466 as its
portion of commissions charged on
sales of the Fund's shares.
Calvert Shareholder Services, Inc.("CSSI"), is the shareholder servicing agent for the Fund. For its services, CSSI received $2,998 for the period ended September 30, 1999.
National Financial Data Services, Inc., is the transfer and dividend disbursing agent. Under the terms of the agreement, $450 was payable at year end.
Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of the Fund.
Each Director who is not affiliated with the Advisor receives an annual fee of $1,000 plus $1,000 for each Board and Committee meeting attended.
Africa Church, which is an affiliate because the Fund owns over 5% of the voting securities, was purchased at a cost of $250,000 for 2,500 common shares and 2,500 convertible preferred shares.
Note C - Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $2,998,926 and $3,382,576, respectively.
The cost of investments owned at September
30, 1999 was substantially the same for
federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $1,118,603, of which $510,121 related to appreciated securities and
$1,628,724 related to depreciated
securities.
Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Managed
Index Portfolio) and State Street Bank and
Trust Company ("the Bank"). Under the
agreement, the Bank is providing an
unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight
Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1999.

Financial Highlights

                         Periods Ended
            September 30,March 31,March 31,
Class A Shares       1999   1999      1998
Net asset value, beginning $9.79    $13.34
$12.65
Income from investment operations
  Net investment income.02 (.10)     (.07)
  Net realized and unrealized gain (loss)
(2.36) (3.45)         .89
  Total from investment operations  (2.34)
(3.55) .82
Distributions from
  In excess of net realized gain         -
---- (.13)
     Total distributions-   ----     (.13)
Total increase (decrease) in net asset value
(2.34) (3.55)         .69
Net asset value, ending$7.45$9.79   $13.34

Total return*            (23.90%) (26.61%)
6.72%
Ratios to average net assets:
  Net investment income (loss).53% (a)(.84%)
(.60%)
  Total expenses5.11% (a)  4.19%     4.65%
  Expenses before offsets3.99% (a)   3.65%
3.76%
  Net expenses  3.28% (a)  3.36%     3.25%
Portfolio turnover    45%    60%       74%
Net assets, ending (in thousands)   $5,496
$8,536 $11,613
Number of shares outstanding,
  ending (in thousands)738   872       870

                         Periods Ended
                         March 31,March 31,
                            1997     1996^
Net asset value, beginning          $12.00
$12.00
Income from investment operations
  Net investment income    (.05)     (.04)
  Net realized and unrealized gain (loss)
 .70  .04
     Total from investment operations
 .65  -
Distributions from
  In excess of net realized gain
- -
     Total distributions       -         -
Total increase (decrease) in net asset value
 .65  -
Net asset value, ending   $12.65    $12.00

Total return*                        5.42%
0.00%
Ratios to average net assets:
  Net investment income (loss)      (.45%)
(.54%) (a)
  Total expenses           4.87% 4.99% (a)
  Expenses before offsets            3.54%
3.75% (a)
  Net expenses             3.25% 3.24% (a)
Portfolio turnover           23%        6%
Net assets, ending (in thousands)
$9,206 $7,974
Number of shares outstanding,
  ending (in thousands)      728       664


Financial Highlights
                         Period Ended
                         September 30,March
31,
Class B Shares              1999    1999^^
Net asset value, beginning           $9.75
$13.13
Income from investment operations
  Net investment income    (.03)     (.06)
Net realized and unrealized gain (loss)(2.
33)  (3.32)
     Total from investment operations
(2.36) (3.38)
Total increase (decrease) in net asset value
(2.36) (3.38)
Net asset value, ending    $7.39     $9.75

Total return*                     (24.21%)
(25.74%)
Ratios to average net assets:
  Net investment income (loss)  (.35%) (a)
(1.48%) (a)
  Total expenses         21.11% (a)37.54%
(a)
  Expenses before offsets        4.94% (a)
4.68% (a)
  Net expenses           4.03% (a)4.02% (a)
Portfolio turnover           45%       60%
Net assets, ending (in thousands)
$74  $71
Number of shares outstanding,
  ending (in thousands)       10         7


                         Period Ended
                         September 30,March
31,
Class C Shares              1999    1999^^
Net asset value, beginning           $9.75
$13.13
Income from investment operations
  Net investment income    (.03)     (.05)
  Net realized and unrealized gain (loss)
(2.33) (3.33)
     Total from investment operations
(2.36) (3.38)
Total increase (decrease) in net asset value
(2.36) (3.38)
Net asset value, ending    $7.39     $9.75

Total return*                     (24.96%)
(25.74%)
Ratios to average net assets:
  Net investment income (loss)  (.03%) (a)
(1.36%) (a)
  Total expenses         91.77% (a)189.55%
(a)
  Expenses before offsets        5.56% (a)
5.52% (a)
  Net expenses           4.03% (a)4.02% (a)
Portfolio turnover           45%       60%
Net assets, ending (in thousands)
$14  $14
Number of shares outstanding,
  ending (in thousands)        2         1

(a)  Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^ From April 12, 1995 inception.
^^ From June 1, 1998 inception.

Calvert Group and the Year 2000

Three years ago, Calvert Group recruited a task force to address the Y2K compliance problem. Headed by our Vice President of Information Technology, the task force developed a comprehensive Year 2000
Initiative that addressed all software and hardware systems that could possibly be susceptible to year-2000 problems.

Today we can report that we have completed
100 percent of our year-2000 Initiative and are currently monitoring our systems to ensure that they will remain compliant.


These are just some of the steps Calvert
Group has taken over the past 36 months:

      Inventory. To safeguard our inventory
systems we documented all hardware and sof tware systems used by Calvert Group.

      Assessment. Our system engineers made
an extensive
evaluation of the readiness of each system and its susceptibility to year-2000 problems.

      Remediation. We have modified
software codes, upgraded hardware, improved data interfaces and applied upgrades.

      Testing. We have deployed year-2000
test environments and executed test plans with dates from 1999 through 2000 and beyond.

      Implementation. We have released our
modified software, deployed upgraded
hardware and coordinated with business
partners where data interfaces have changed.

      Vendor Compliance. All significant
third-party vendors, including subadvisors, have been contacted and reported Y2K compliance.


Finally, Calvert Group will re-test
continuously through the remainder of
1999 and into 2000 to ensure that operating platforms, third-party software, and interfaces to other` systems remain stable throughout the rollover to the year 2000.

If you have any questions regarding the Year
2000 issue, please send e-mail
to customerservice@calvert.com or call
1.800.368.2748.

Calvert Group's Web site, www.calvert.com
and our Voice Response Unit      (800-368-
2745) will be operational Saturday, January
1, 2000 and completely updated to include all account activity through year-end 1999.
We encourage you to use either system to verify the status of your account.
A customer service representative will be available to assist you Monday, January 3, 2000.